UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 4, 2010
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)	On February 4, 2010, the Company and Ralph P. Scozzafava, the Company’s Chairman and Chief Executive Officer entered into an Amended and Restated Executive Employment Agreement (the “Amended and Restated Employment Agreement”), which provides the continued terms and conditions of Mr. Scozzafava’s employment with the Company. The Amended and Restated Employment Agreement is effective July 1, 2010, which is the date Mr. Scozzafava’s previous Executive Employment Agreement dated June 14, 2007 is due to expire (the “Original Agreement”).

The material changes in the Amended and Restated Employment Agreement are as follows:
•	Extend the term of Mr. Scozzafava’s employment for an additional three years commencing July 1, 2010, and eliminate the automatic renewal provision in the Original Agreement;

•	Change his cash severance from three times base salary plus the average annual bonus paid over the three years prior to termination to two times base salary plus the target bonus for the year of termination;

•	Add the right to receive a pro-rated annual bonus payable as if Mr. Scozzafava had remained an employee throughout the period;

•	Eliminate payment of pro-rated cash long-term incentive payments unless at least 18 months or more of the three year performance period has lapsed;

•	Eliminate the tax gross-up on health, dental and vision benefits;

•	Eliminate the excise tax gross-up on change in control benefits effective December 31, 2011;

•	Increase Mr. Scozzafava’s non-compete obligations from 12 months to 24 months following termination; and

•	Add a clawback provision that allows the Company to recoup the after-tax portion of any performance-based pay that would not have been earned based on restated financial results if paid no more than three years prior to restating the financial statements.
The Company will also reimburse Mr. Scozzafava for up to $20,000 of his attorney’s fees in connection with the Amended and Restated Employment Agreement. All other terms and conditions of the Amended and Restated Employment Agreement are substantially the same as Mr. Scozzafava’s Original Agreement, as described in the Company’s most recent Proxy Statement.
The above description is qualified in its entirety by reference to the Amended and Restated Executive Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement dated as of February 4, 2010, by and between the Company and Ralph P. Scozzafava.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 10, 2010

Furniture Brands International, Inc. (Registrant)
By:	/s/ Jon D. Botsford
Name:	Jon D. Botsford
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement dated as of February 4, 2010, by and between the Company and Ralph P. Scozzafava.